UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2023

TREES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Colorado	000-54457	90-1072649
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

215 Union Boulevard, Suite 415 Lakewood, Colorado	80228
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 759-1300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 3, 2023, TREES Corporation (the “Company”), and its indirect wholly-owned subsidiary Trees Colorado LLC, completed the acquisition ("Station 2 Acquisition”) of substantially all of the assets of Station 2, LLC, a Colorado limited liability company (“Station 2”). At the closing, the Company delivered to Station 2 an aggregate of cash equal to $256,581.71. An additional $384,872.56 in cash will be paid by the Company to Station 2 in twenty-four (24) equal monthly payments of $16,036.36 each per month commencing on the first full calendar month following the closing.

Timothy Brown, a member of the Company’s Board of Directors and Nominating Committee, is the sole owner of Station 2. Mr. Brown indirectly received all of the consideration described above.

Reference is made to the Company’s Form 8-K filed on October 19, 2022 for a complete description of the Station 2 Acquisition, the information of which is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Officer

On February 3, 2023, Edward Myers, 63, was appointed as the Interim Chief Financial Officer of the Company. The Board also designated Mr. Myers as the Company’s principal financial officer and principal accounting officer. Mr. Myers currently also serves as the Company’s Chief Operating Officer.

Mr. Myers has an existing Consulting Agreement with the Company; this agreement remains unchanged. Reference is made to the Company’s Form 8-K filed on September 19, 2022 together with Exhibit 10.13 thereof for a description of Mr. Myers’ compensatory arrangement with the Company, as well as his business background, the information of which is incorporated herein by reference.

There are no family relationships between Mr. Myers and any director, executive officer, or any person nominated or chosen by the Company to become a director or executive officer. No information is required to be disclosed with respect to Mr. Myers pursuant to Item 404(a) of Regulation S-K other than with respect to his employment with the Company, as summarized above.

Resignation of Officer

On February 3, 2023, Jessica Bast resigned as the Company’s Chief Financial Officer. Ms. Bast’s resignation was not related to any disagreement with the Company regarding any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 3, 2023

TREES CORPORATION

By:	/s/ Adam Hershey
Name:	Adam Hershey
Title:	Interim Chief Executive Officer